                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 29, 2003

                        Gateway Financial Holdings, Inc.

     North Carolina                  000-33223                   56-2264354
(State of incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


    1145 North Road Street, Elizabeth City, North Carolina           27909
           (Address of principal executive offices)               (Zip Code)


                    Issuer's telephone number: (252) 334-1511

               This document contains 2 pages, excluding exhibits.

ITEM 7(C): EXHIBITS

    Exhibit 99: Press Release

ITEM 9. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2003, Gateway Financial Holdings, Inc. (NASDAQ: GBTS and GBTSW) reported financial results for the three months and six months ended June 30, 2003.

Gateway Financial Holdings, Inc. is the holding company for Gateway Bank & Trust Co., a community bank with its principal offices in Elizabeth city, North Carolina. Gateway Bank has nine offices in Elizabeth City, Edenton, Kitty Hawk, Plymouth, and Roper, North Carolina and Chesapeake and Virginia Beach, Virginia.

The Common Stock of the Company is traded on the Nasdaq SmallCap market under the symbol GBTS. The Company also has Warrants traded on the Nasdaq SmallCap market under the symbol GBTSW.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     GATEWAY FINANCIAL HOLDINGS, INC.
     By:                                /s/ Daniel B. Berry
                                        Daniel B. Berry
                                        President and Chief Executive Officer
     Date: July 29, 2003